UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2003

APPLIED FILMS CORPORATION
(Exact name of Registrant as specified in its charter)

Colorado (State or Other Jurisdiction of Incorporation)	000-23103 (Commission File No.)	84-1311581 (IRS Employer Identification No.)

9586 I-25 Frontage Road, Suite 200, Longmont, Colorado (Address of Principal Executive Offices)	80504 (Zip Code)

303-774-3200
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if changed Since Last Report)

Item 5.         Other Events and Required FD Disclosure.

On September 29, 2003, Applied Films Corporation issued a press release announcing the completion of the sale of its coated glass business in Hong Kong. A copy of the press release is attached as Exhibit 99.

Item 7.         Financial Statements and Exhibits.

Exhibit

99     Press release dated September 29, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 29, 2003	APPLIED FILMS CORPORATION
	By	/s/ Lawrence D. Firestone Lawrence D. Firestone Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
99	Press Release dated September 29, 2003.

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EXHIBIT 99

9586 I-25 Frontage Rd. Longmont, CO 80504 U.S.A. Telephone 303.774.3200 Facsimile 303.678.9275

CONTACTS:	Lawrence Firestone Chief Financial Officer (303) 774-3246

FOR IMMEDIATE RELEASE

APPLIED FILMS ANNOUNCES
THE COMPLETION OF THE SALE OF ITS
COATED GLASS SALES BUSINESS IN HONG KONG

Longmont, Colorado (September 29, 2003) – Applied Films Corporation (Nasdaq: AFCO), today announced that it has completed the sale of its coated glass business in Hong Kong to Nippon Sheet Glass (“NSG”). NSG is a major Japanese glass manufacturer and Applied Films’ joint venture partner in China.

The total sale price is US$1.2 million, plus approximately $130,000 in inventory which Applied Films expects to result in an after tax gain of approximately US$700,000 to be accounted for as income from discontinued operations in the first quarter of fiscal 2004. In addition, the past operating results of that business will be reclassified as discontinued operations.

“This sale completes our strategy of transitioning all of our revenues to thin film deposition equipment. This transaction will allow us to focus on producing and developing thin film deposition equipment for our existing and emerging markets,” said Tom Edman, President and Chief Executive Officer of Applied Films Corporation.

Applied Films’ coated glass business in Hong Kong resold coated glass purchased from Applied Film’s Joint Venture in China with NSG. Applied Films continues to maintain 50% ownership of the China Joint Venture. The results of the joint venture are reported on the equity earnings in joint venture line on Applied Films’ statement of operations.

About Applied Films Corporation

Applied Films Corporation is a leading provider of thin film deposition equipment to diverse markets such as the flat panel display, the architectural, automotive and solar glass, and the consumer products packaging and electronics industries.

Safe Harbor Statement

This press release contains forward-looking statements that involve substantial risks and uncertainties. Typically, these statements contain words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “should,” “will” and “would” or similar words. You should read statements that contain these words carefully because they discuss our future expectations, contain projections of our future results of operations or of our financial position or state other “forward-looking” information. You are cautioned that forward-looking statements are not guaranties of future performance. Actual results may differ materially from such expectations. There may be events in the future that we are not able to predict or control. Such risks and uncertainties include change in the demand for coating equipment and coated glass, the effect of changing worldwide political and economic conditions on capital expenditures, the impact of SARS and the resulting limitation of travel to customers by company representatives, production levels, including those in Europe and Asia, the effect of overall market conditions and market acceptance risks. Other risks include those associated with dependence on suppliers, the impact of competitive products and pricing, technological and product development risks and other risk factors. As a result, our operating results may fluctuate, especially when measured on a quarterly basis. Any forward-looking statements included in this release are made only as of the date of this release and we undertake no obligation to update the forward-looking statements to reflect subsequent events or circumstances. For further information, refer to our Securities and Exchange Commission filings, including our Forms 10-K and Forms 10-Q.

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